HUNDREDFOLD FUNDS

Hundredfold Select Alternative Fund

Service Class (SFHYX)

Investor Class Shares (HFSAX)

Hundredfold Select Equity Fund

Service Class (SFEOX)

Supplement dated August 4, 2014

to the Prospectuses and Statement of Additional Information (“SAI”)

dated December 27, 2013

The following supplements information contained in the current Prospectuses and SAI of the Hundredfold Select Alternative Fund and Hundredfold Select Equity Fund

(each a “Fund”)

The Funds intend to distribute substantially all of its net investment income quarterly and net capital gains annually. Any contrary references in the Funds’ Prospectus and Statement of Additional Information should be disregarded.

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This Supplement, and both the existing Prospectus and Statement of Additional Information both dated December 27, 2013, provide relevant information for all shareholders and should be retained for future reference.  Both the Prospectus and the Statement of Additional Information dated December 27, 2013 have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling 1-855-582-8006.